Note 10 - Income Taxes (Detail) - The provision for income taxes varies from the expected provision at statutory rates due to: (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Combined basic US and Canadian statutory rates, respectively	35.00%	35.00%
Recovery of income taxes based on the above rates	$ (183)	$ (2,236)
Increase in income taxes resulting from:
Permanent difference—stock compensation	255	359
Permanent difference—meals & entertainment	13	10
Permanent difference—financing fees		860
Change in valuation allowance	$ (85)	$ 1,007